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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 8, 2008

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)


       UNITED STATES                  0-52517                 36-4519533
       -------------                  -------                 ----------
(State or other jurisdiction of      (Commission             (IRS Employer
 incorporation or organization)      File Number)          Identification No.)


615 BURLINGTON AVENUE, DELANCO, NEW JERSEY                    08075
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (856) 461-0611
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
              -------------------------------------------------------------
              CERTAIN OFFICERS.
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         On April 8, 2008, the Boards of Directors of Delanco Bancorp, Inc. (the
"Company") and Delanco Federal Savings Bank (the "Bank") announced the appointment of James E. Igo as Executive Vice President and Chief Operating Officer of the Company and the Bank.

         Mr. Igo, 51, served as senior vice president and senior loan officer of Farmers & Mechanics Bank ("FMB") from 1997 until FMB's acquisition by Beneficial Bank in July 2007. Mr. Igo served as senior vice president of Beneficial Bank until April, 2008.

         For further information, see the Company's press release dated April 8, 2008, attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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Exhibit 99.1    Press Release dated April 8, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DELANCO BANCORP, INC.
                                        (Registrant)


Date: April 8, 2008                     By: /s/ Douglas R. Allen, Jr.
                                            -----------------------------------
                                            Douglas R. Allen, Jr.
                                            Chief Executive Officer and Chief
                                            Financial Officer